Q3 2025 Financial Results and Business Updates November 12, 2025 Autolus.com For Investor communication only. Not for use in product promotion. Not for further distribution. EX-99.2

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Disclaimer These slides contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and in some cases can be identified by terms such as “may,” “will,” “could,” “expects,” “plans,” “anticipates,” and “believes.” These statements include, but are not limited to: statements regarding Autolus’ development and commercialization of its product candidates; Autolus' manufacturing, sales and marketing plans for AUCATZYL, including expectations regarding the commercial launch in the United States and the ability to reach patients in a timely manner; the amount and timing of milestone payments under Autolus' collaboration and license agreements; and future development plans of obe-cel, including the timing or likelihood of expansion into additional markets or geographies and related regulatory approvals. Any forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results, performance, or events to differ materially from those expressed or implied in such statements. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: Autolus' ability to maintain regulatory approval of AUCATZYL; its ability to execute its commercialization strategy for AUCATZYL; its ability to develop, manufacture and commercialize its other product candidates and the timing or likelihood of expansion of AUCATZYL into additional markets or geographies; Autolus' ability to maintain a commercial infrastructure and to successfully launch, market and sell AUCATZYL; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; the labelling for AUCATZYL/obe-cel in any future indication or patient population, if approved; the potential for payors to delay, limit or deny coverage for AUCATZYL; Autolus' ability to obtain, maintain and enforce intellectual property protection for AUCATZYL or any product candidates it is developing; the results of clinical trials are not always being predictive of future results; the cost, timing and results of clinical trials; that many product candidates do not become approved drugs on a timely or cost effective basis or at all; the ability to enroll patients in clinical trials; and possible safety and efficacy concerns. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Autolus’ actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in Autolus' Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 20, 2025, as well as discussions of potential risks, uncertainties, and other important factors in Autolus’ subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the presentation, and Autolus undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. 2 Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Agenda 3 • Welcome and Introduction: Amanda Cray, ED, Investor Relations & External Communications • Operational Highlights: Dr. Christian Itin, CEO • Financial Results: Rob Dolski, CFO • Upcoming Milestones and Conclusion: Dr. Christian Itin, CEO • Q&A: Dr. Christian Itin and Rob Dolski Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 4 Developing and Delivering a New Generation of T Cell Therapies Drive market share in ALL – Improve margins – Expand beyond ALL Building value with obe-cel Strong execution in r/r B-ALL: ✓ Market leadership ✓ Broad market access / coverage ✓ Reliable product delivery ✓ Significant opportunity to grow CAR T market in adult B-ALL ✓ Physician interest in ISTs in 1L ALL Leveraging investments: • Evolution of team to support next phase of commercial growth • Business process efficiencies targeting margin improvement Potential “pipeline in a product" new indications: • Pediatric ALL – Potential pivotal study • Lupus nephritis – Potential pivotal study • Multiple sclerosis – Phase 1 study ExpandLaunch Optimize

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 5 Expect strong first year of U.S. AUCATZYL® launch Executing on Product Delivery & Patient AccessAUCATZYL Net Product Sales Q3 2025: $21.1 million • 60 authorized treatment centers • Manufacturing success rate >90% • Attained patient access for >90% of U.S. covered lives Developing and Delivering a New Generation of T Cell Therapies Deferred Revenue: $7.6 million Nine Months Ended September 30, 2025: $51.0 million

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Significant opportunity to increase penetration & grow the CAR T market 6 CAR T market share in relapsed/refractory disease in 2024: ~15%1 1Source: Komodo claims data Developing and Delivering a New Generation of T Cell Therapies Positions us to increase depth of usage within existing networks Physician real world experience with the product will drive uptake Breadth of coverage with existing authorized centers reaches majority of target patient population

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 7 Developing and Delivering a New Generation of T Cell Therapies Drive market share in ALL – Improve margins – Expand beyond ALL Building value with obe-cel Strong execution in r/r B-ALL: ✓ Market leadership ✓ Broad market access / coverage ✓ Reliable product delivery ✓ Significant opportunity to grow CAR T market in adult B-ALL ✓ Physician interest in ISTs in 1L ALL Leveraging investments: • Evolution of team to support next phase of commercial growth • Business process efficiencies targeting margin improvement Potential “pipeline in a product" new indications: • Pediatric ALL – Potential pivotal study • Lupus nephritis – Potential pivotal study • Multiple sclerosis – Phase 1 study ExpandLaunch Optimize

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 8 Evolution of leadership to support next phase of commercial growth Developing Next Generation Programmed T Cell Therapies Focus on margin improvement, facilitating access and expanding obe-cel opportunity Miranda Neville Chief Technology Officer Cintia Piccina U.S. Chief Commercial Officer and Country GM Patrick McIlvenny SVP Finance & Chief Accounting Officer New team members bring breadth of leadership experience with a focus on market growth, strategic planning and operational excellence

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 9 Initiatives to drive efficiencies and cost savings Developing Next Generation Programmed T Cell Therapies Foundation is a strong launch performance with highly reliable product supply Streamline processes Simplify Optimize Automation Innovate Manufacturing & Market access Key initiatives Streamline – Optimize – Innovate

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 10 Developing and Delivering a New Generation of T Cell Therapies Drive market share in ALL – Improve margins – Expand beyond ALL Building value with obe-cel Strong execution in r/r B-ALL: ✓ Market leadership ✓ Broad market access / coverage ✓ Reliable product delivery ✓ Significant opportunity to grow CAR T market in adult B-ALL ✓ Physician interest in ISTs in 1L ALL Leveraging investments: • Evolution of team to support next phase of commercial growth • Business process efficiencies targeting margin improvement Potential “pipeline in a product" new indications: • Pediatric ALL – Potential pivotal study • Lupus nephritis – Potential pivotal study • Multiple sclerosis – Phase 1 study ExpandLaunch Optimize

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line 11 Pipeline-in-a-product: expanding obe-cel's potential beyond adult B-ALL Indication Trial Status Pediatric r/r B-ALL CATULUS Phase 1/2 Systemic Lupus (SLE) CARSLYLE Phase 1 Lupus Nephritis (LN) LUMINA Phase 2 Progressive Multiple Sclerosis BOBCAT Phase 1 Oncology Autoimmune • Investigator-sponsored trials in earlier line settings of acute lymphoblastic leukemia (ALL) • Real world experience obe-cel data being generated by ROCCA Consortium in r/r aALL Developing and Delivering a New Generation of T Cell Therapies Initial data at ASH 2025; RMAT designation received First patient expected to be dosed by YE 2025 First patient dosed October 2025 Supported by external opportunities: Initial data at ACR 2025, ASH 2025

Obe-cel shows promise as a new approach for SLE/LN Patient population: Patients (50M cell cohort n=6) were significantly impaired with their kidney function and had across the board some of the highest SLEDAI-2K scores included in current SLE studies. Efficacy: Minimum follow up of 6 months • Achievement of DORIS in 83.3% (n=5/6) of patients • Achievement of CRR in 50% (n=3/6 pts) of patients • No evidence of new disease activity at up to month 14 of follow-up, no lupus directed therapy Safety: Obe-cel was generally well tolerated in all patients with no ICANS, no high-grade CRS and no DLTs PK/Biomarkers: All patients showed deep B-cell depletion shortly after infusion, which was subsequently followed by a predominance of naïve B-cell reconstitution, suggesting an obe-cel-driven immune reset. Next Steps: Phase 1 enrollment is ongoing in adolescents (aged 12–17 years) at the same dose and in adults at a higher dose. Data support progression into a Phase 2 lupus nephritis trial Private & confidential 50 million cell dose selected as recommended Phase 2 dose Leandro et al., American College of Rheumatology Conference 2025 Abstract #2458 12

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Obe-cel is well tolerated with no DLTs, ICANS or high-grade CRS • No DLTs were observed following obe-cel infusion • No patients experienced immune effector cell- associated neurotoxicity syndrome (ICANS) • Only Grade 1 CRS (fever ≥38°C) was observed in 3/6 patients • All patients had Grade ≥3 neutropenia after lymphodepletion which resolved by Day 22 • All infections were manageable; no Grade ≥4 infections occurred • Transient hypertension was observed in five patients (n=3 had pre-existing hypertension) 13 Leandro et al., American College of Rheumatology Conference 2025 Abstract #2458 CRS, cytokine release syndrome; DLT, dose-limiting toxicities; ICANS, immune effector cell-associated neurotoxicity syndrome. Developing and Delivering a New Generation of T Cell Therapies Infused patients (N=6) Any grade, n (%) Grade ≥3, n (%) Any treatment-emergent adverse event 6 (100) 6 (100) Neutropenia 6 (100) 6 (100) Infection 6 (100) 2 (33.3) Hypertension 5 (83.3) 4 (66.7) Anemia 4 (66.7) 3 (50.0) Cytokine release syndrome 3 (50.0) 0 Febrile neutropenia 2 (33.3) 2 (33.3) Thrombocytopenia 1 (16.7) 1 (16.7) Immune effector cell-associated neurotoxicity syndrome 0 0 Key Safety Findings 50 million cell dose patient cohort (n=6)

All patients achieved significant and sustained SLEDAI-2K reductions (50M cell dose cohort, n=6) Developing and Delivering a New Generation of T Cell Therapies 14 *Subsequent timepoint in normal range. Leandro et al., American College of Rheumatology Conference 2025 Abstract #2458 • All non-renal descriptors resolved by month four • Median SLEDAI-2K reduction of 14 points (range 3-18) at month six • Three patients (50%) are in ongoing complete renal response (CRR) with onset at 1 month 14

Five patients (83.3%) achieved DORIS with median onset of 5.1 months Developing and Delivering a New Generation of T Cell Therapies 50 million cell dose patient cohort (n=6) Leandro et al., American College of Rheumatology Conference 2025 Abstract #2458 DORIS (Definition of Remission in SLE) Irrespective of serology; may be on antimalarials, low dose steroids (prednisolone ≤ 5mg/day): SLEDAI-2K = 0 and PGA < 0.5 on a visual analog scale from 0-3. • Responses ongoing with no flare as of last follow-up • Median onset of DORIS remission: 5.1 months (range: 4.9 – 8.9) • No patient received any immunosuppressive therapy after obe-cel • By month 6, all patients tapered the steroid dose to ≤5 mg/day 15

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Upcoming data presentations highlight pipeline opportunities Developing Next Generation Programmed T Cell Therapies ASH 2025 Annual Meeting Preview Oncology • Pediatric ALL Poster: Treatment of pediatric pts with R/R B-ALL with obe-cel: preliminary findings from Phase Ib/II CATULUS trial • Adult ALL Oral: Impact of CAR product cell phenotypes on clinical outcomes following treatment with obe-cel from FELIX trial • Adult ALL Poster: CAR T cell persistence at Month 3 predicts clinical outcomes in adult patients with r/r B-ALL treated with obecabtagene autoleucel (obe-cel) from FELIX rial Autoimmune • srSLE Oral: Updated Phase I data with longer follow-up from CARLYSLE trial 16 • Adult ALL Poster: Patient characteristics, toxicity, and response after real world administration of obe-cel and brexu-cel ROCCA Consortium Independent Analysis

Financial Results

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Financial summary – key metrics* USD ($’ 000) Q3 2025 Q3 2024 Variance Total revenue, net 21,194 - 21,194 Cost and operating expenses: Cost of sales (28,643) - (28,643) Research and development expenses, net (27,892) (40,323) 12,431 Selling, general and administrative expenses (36,280) (27,330) (8,950) Loss on disposal of property and equipment - (223) 223 Loss from operations (71,621) (67,876) (3,745) Total comprehensive loss (84,900) (55,084) (29,816) 18 *Select metrics only; for full financials please refer to the Company’s 10-Q filing The Company is well capitalized to drive the launch and commercialization of obe-cel in r/r B-ALL and to generate data in the LN and pALL potential pivotal trials and MS Phase 1 trial $367.4M* as of September 30, 2025 *Cash, cash equivalents and marketable securities Developing and Delivering a New Generation of T Cell Therapies

Upcoming news flow

Upcoming milestones Anticipated Milestone or Catalyst Anticipated Timing Initial clinical data from CATULUS trial in pediatric ALL ASH Annual Meeting 2025 Longer-term follow up data from CARLYSLE trial ASH Annual Meeting 2025 Expect to dose first patient in Phase 2 LUMINA trial in lupus nephritis By YE 2025 Expect to dose first patient in Phase 1 ALARIC trial in AL amyloidosis (UCL collaboration) By YE 2025 Obe-cel Oncology Obe-cel Autoimmune/B cell Mediated Disease 20 Developing and Delivering a New Generation of T Cell Therapies

If the title goes over more than one line move the subtitle text box down by 1.15cm per additional line Near-term priorities to build shareholder value & patient benefit 1. Drive market share in aALL 2. Improve margins 3. Expand beyond aALL Developing and Delivering a New Generation of T Cell Therapies 21 Entering next phase of growth with commercial launch on track

Autolus.com Thank you